EXHIBIT 10.19

                     FOURTH AMENDMENT AND CONSENT AGREEMENT

     This Fourth Amendment and Consent Agreement ("Amendment") is made as of the 22nd day of August, 2001 by and among the lending institutions listed in Annex I to the Loan Agreement (as defined below) (each a "Lender and, collectively, the "Lenders"), FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, CT 06033, as administrative agent for the Lenders ("Agent"), and GENTIVA HEALTH SERVICES, INC., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle, 2S , Melville, NY 11747 ("Company"), GENTIVA HEALTH SERVICES HOLDING CORP., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle, 2S, Melville, NY 11747 ("GHS") and each of the SUBSIDIARY BORROWING CORPORATIONS listed on the signature pages hereto (each of Company, GHS and each Subsidiary Borrowing Corporation is a "Borrower" and, collectively, "Borrower").

                                   BACKGROUND

     A. Borrower, Agent and Lenders are parties to a certain Loan and Security Agreement dated March 13, 2000 (as it may herein or hereafter be or heretofore have been modified, amended, restated or replaced from time to time, the "Loan Agreement") pursuant to which Borrower established certain financing arrangements with Lenders. The Loan Agreement and all instruments, documents and agreements executed in connection therewith or related thereto are referred to herein collectively as the "Existing Loan Documents." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

     B. Borrower has informed Agent and Lenders that Borrower desires to call for the redemption of the Convertible Debentures. The holder(s) of the Convertible Debentures will have the option either to receive cash for some or all of the Convertible Debentures (in an amount as specified for such a voluntary redemption in the documents governing the Convertible Debentures) or to convert some or all of the Convertible Debentures into common stock of the Company (at an exercise price specified in the documents governing the Convertible Debentures). Section 8.2.6 of the Loan Agreement currently prohibits the Company (or any of the other Borrowers) from making any payments on the Convertible Debentures (other than payments of regularly scheduled interest).

     C. Borrower has requested that Agent and Lenders consent to the redemption of the Convertible Debentures.

     D. Agent and Lenders are willing to consent to the redemption of the Convertible Debentures subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, with the foregoing background incorporated by reference and made a part hereof, and intending to be legally bound, the parties agree as follows:

     1. Consent of Agent and Lenders to the Redemption of the Convertible Debentures. Upon the effectiveness of this Amendment, and notwithstanding anything to the contrary that may be contained in the Loan Agreement or the Existing Loan Documents (specifically including Section 8.2.6 of the Loan Agreement), Agent and Lenders hereby consent to the redemption of the Convertible Debentures by the Company and to the payment in cash of some or all of the Convertible Debentures and/or the conversion of some or all of the Convertible Debentures into the common stock of the Company, as applicable, provided that such consent shall only be effective for so long as no Event of Default is existing. To the extent that any of the provisions of the Loan Agreement or the Existing Loan Documents are inconsistent with the consent granted by Agent and Lenders herein, the provisions of this Amendment shall control, and such provisions of the Loan Agreement and/or the Existing Loan Documents shall be deemed to have been amended consistent with the provisions hereof.

     2. Borrower Representations. Borrower represents and warrants as follows:

          a) The execution and delivery by Borrower of this Amendment and performance by Borrower of the transactions herein contemplated (i) are and will be within each Borrower's corporate powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency or government, of law or any other indenture, agreement or undertaking to which any Borrower is a party or by which the property of any Borrower is bound, or in conflict with, or result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any Property of any Borrower.

          b) This Amendment and any other agreements, instruments and documents executed and/or delivered in connection herewith or shall be valid, binding and enforceable against each Borrower in accordance with their respective terms.

          c) After giving effect to this Amendment, (i) the representations and warranties herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or the Lenders on or prior to the date hereof shall be correct and accurate on and as of the date hereof as though made on and as of such date (subject to the provisions of Section 7.2 of the Loan Agreement); and (ii) no Default or Event of Default shall have occurred and be continuing on the date hereof or would result from this Amendment becoming effective in accordance with its terms.

          d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required in connection with the due execution, delivery and performance by any Borrower of this Amendment or the performance by such Borrower of the Loan Agreement, as amended hereby.

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

     3. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance reasonably satisfactory to Agent and Lenders and their counsel in their sole discretion):

          a) Execution and delivery to Agent by all required signatories of this Amendment;

          b) No Default or Event of Default shall have occurred and remain outstanding under the Loan Documents;

          c) Payment of all costs and expenses of Agent as provided for in
Section 8 below.

     4. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. Each Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof (a) all references in the Loan Agreement to "this Loan and Security Agreement", this "Agreement", "hereof", "hereto", "hereunder" or words of like import referring to the Loan and Security Agreement, and (b) all references in any other Loan Document to "the Loan and Security Agreement," the "Loan Agreement," "thereto," "thereof," "thereunder," or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment (and all prior Amendments); and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant a security interest in or lien on any collateral as security for the obligations of Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such assignment, pledge and/or grant is hereby ratified and confirmed in all respects. Nothing herein contained is intended to in any manner affect, impair or limit the validity, priority and extent of Lender's existing security interest in and Liens upon the Collateral.

     5. No Waiver. Other than as specified herein, Borrower hereby acknowledges and agrees that the Lenders have not waived any Default or Event of Default now existing or hereafter arising. Accordingly, this Amendment is without prejudice to the Lenders and the Lenders reserve all of their rights under the Loan Agreement, the Loan Documents, at law and otherwise regarding any Default or Event of Default that may exist or hereafter arise. Without limiting the generality of the foregoing, the Lenders' making any future extension of credit to Borrower shall not be deemed a waiver by the Lenders of any of their rights and remedies under the Loan Agreement and the other Loan Documents and the Lenders expressly reserve their right to require, as a condition to any such future extension of credit, that Borrower fully comply with all terms and conditions of the Loan Agreement and the other Loan Documents as amended hereby.

     6. Amendment as Loan Document. Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by


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Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

     7. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the substantive laws of the State of New York.

     8. Expenses. Borrower will pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, and each other agreement or document executed and delivered in connection herewith.

     9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Counterparts by facsimile shall bind the parties hereto.

     10. Waiver of Trial by Jury. EACH BORROWER, THE AGENT AND EACH LENDER EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE AGENT OR THE LENDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

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         IN WITNESS WHEREOF, this Second Amendment and Consent Agreement has been duly executed on the day and year first specified above.

                         GENTIVA HEALTH SERVICES, INC.


                         By:
                            --------------------------------------------------

                         Print name:
                                    ------------------------------------------

                         Title:
                               -----------------------------------------------


                         GENTIVA HEALTH SERVICES HOLDING CORP.

                         By:
                            --------------------------------------------------

                         Print name:
                                    ------------------------------------------

                         Title:
                               -----------------------------------------------


                    {SIGNATURES CONTINUED ON FOLLOWING PAGE}


                                      S-1
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                                  SUBSIDIARY BORROWING CORPORATIONS:

                                  New York Healthcare Services, Inc.
                                  OHS Service Corp.
                                  Gentiva  Certified HealthCare Corp.
                                  Gentiva  Health Services (Certified), Inc.
                                  Gentiva Health Services (Infusion), Inc.
                                  Gentiva  Health Services (Quantum) Corp.
                                  Gentiva  Health Services (USA), Inc.
                                  Gentiva CareCentrix Inc.
                                  Gentiva CareCentrix  (Area One)     Corp.
                                  Gentiva CareCentrix (Area Two)       Corp.
                                  Gentiva CareCentrix  (Area Three )   Corp.
                                  Gentiva  Services of New York, Inc.
                                  QC-Medi New York, Inc.
                                  Quality Care - USA, Inc.
                                  Quality Managed Care, Inc.
                                  The I.V. Clinic, Inc.
                                  The I.V. Clinic III, Inc.

                                     By:
                                        ---------------------------------------

                                     Print name:
                                                -------------------------------

                                     Title:
                                           ------------------------------------

                    {SIGNATURES CONTINUED ON FOLLOWING PAGE}


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ACKNOWLEDGED, ACCEPTED AND AGREED:

GUARANTORS:

Care One Health Alternatives, Inc. (AL corporation)
Care One Health Alternatives, Inc. (NC corporation)
CCI-ASDS, Inc.
Chronic Health Management of California
Commonwealth Home Care, Inc.
..
Kimberly Home HealthCare, Inc.
Olsten Kimberly Quality Care, Inc.
Partners First Management, Inc.
Prospective Health Network, Inc.
QHR Southwest Business Trust
QHR Southwest Holdings Corp.
Quantum Care Network, Inc.
Quantum Disease Management, Inc.
Quantum Health Resources, Inc. (DE corporation)

Quantum Health Resources SW LP
Skilled Nursing Services, Inc.
The I.V. Clinic II, Inc.

By:
   --------------------------------------------------

Print name:
           ------------------------------------------

Title:
      -----------------------------------------------




                    {SIGNATURES CONTINUED ON FOLLOWING PAGE}



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                             AGENT:

                                       FLEET CAPITAL CORPORATION


                                       By:
                                          -------------------------------------

                                       Print name:
                                                  -----------------------------

                                       Title:
                                             ----------------------------------

                              LENDERS:

                                       FLEET CAPITAL CORPORATION


                                       By:
                                          -------------------------------------

                                       Print name:
                                                  -----------------------------

                                       Title:
                                             ----------------------------------

                                       GMAC COMMERCIAL CREDIT LLC


                                       By:
                                          -------------------------------------

                                       Print name:
                                                  -----------------------------

                                       Title:
                                             ----------------------------------


                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:
                                          -------------------------------------

                                       Print name:
                                                  -----------------------------

                                       Title:
                                             ----------------------------------



                                      S-4
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                                       debis FINANCIAL SERVICES, INC.


                                       By:
                                          -------------------------------------

                                       Print name:
                                                  -----------------------------

                                       Title:
                                             ----------------------------------



                                       DIME COMMERCIAL CORP.


                                       By:
                                          -------------------------------------

                                       Print name:
                                                  -----------------------------

                                       Title:
                                             ----------------------------------


                                       IBJ WHITEHALL BUSINESS CREDIT
                                       CORPORATION


                                       By:
                                          -------------------------------------

                                       Print name:
                                                  -----------------------------

                                       Title:
                                             ----------------------------------

                                       NATIONAL BANK OF CANADA


                                       By:
                                          -------------------------------------

                                       Print name:
                                                  -----------------------------

                                       Title:
                                             ----------------------------------


                                       SIEMENS CREDIT CORPORATION


                                       By:
                                          -------------------------------------

                                       Print name:
                                                  -----------------------------

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                                       Title:


                                             ----------------------------------

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